UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 3, 2006
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a): Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
SIGNATURE

Item 4.02 (a): Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On the date hereof, JPMorgan Chase & Co. (“JPMorganChase” or the “Firm”) is filing an amended Form 10-K for the year ended December 31, 2005 to restate the Consolidated statements of cash flows for the annual periods of 2005, 2004 and 2003 contained therein and is filing an amended Form 10-Q for the quarter ended March 31, 2006 to restate the Consolidated statements of cash flows for each of the quarterly periods of 2005 and the first quarter of 2006. The restatements will not affect the Firm’s Consolidated statements of income, Consolidated balance sheets or Consolidated statements of changes in stockholders’ equity for any of the affected periods. Accordingly, the Firm’s historical revenues, net income, earnings per share, total assets and regulatory capital remain unchanged.
The restatements result solely from the misclassification of cash flows related to certain residential mortgages and other loans that had been originated or purchased with the intent to sell. The cash flows from these loans had been classified as investing activities. However, in accordance with Statement of Financial Accounting Standards No. 102, “Statement of Cash Flows—Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale,” cash flows from these loans should have been, and in the future will be, classified as operating activities, rather than investing activities. Accordingly, the restatements will solely affect the classification of these activities and the subtotals of cash flows from operating and investing activities presented in the affected Consolidated statements of cash flows, but they will have no impact on the net increase (decrease) in total Cash and due from banks set forth in the Consolidated statements of cash flows for any of the previously reported periods.
On August 3, 2006, management recommended to the Audit Committee that the Firm’s previously issued Consolidated financial statements for the full years 2005, 2004 and 2003 and for each of the quarterly periods of 2006 and 2005 should no longer be relied upon and that the Consolidated statements of cash flows for such periods should be restated.
The Audit Committee of JPMorgan Chase’s Board of Directors agreed with the above conclusions. In addition, management and the Audit Committee have discussed these matters with the Firm’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Joseph L. Sclafani

Joseph L. Sclafani

Executive Vice President and Controller
[Principal Accounting Officer]
Dated: August 3, 2006

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